                                                                   EXHIBIT 10.30
                                AMENDMENT NO. 2


     This Amendment No. 2 dated as of July 21, 1999 ("Agreement") is among Cooper Cameron Corporation, a Delaware corporation ("Borrower"); Cooper Cameron (U.K.) Limited, a company formed under the laws of the United Kingdom, Cameron France, S.A., a societe anonyme formed under the laws of the Republic of France, Cameron GmbH, a Gesellschaft mit beschrankter Haftung formed under the laws of the Federal Republic of Germany, and Cooper Cameron (Singapore) Pte. Ltd., a private limited company formed under the laws of the Republic of Singapore (the "Borrowing Subsidiaries"); the Lenders (as defined below) executing this Agreement; and The First National Bank of Chicago, as agent for the Lenders ("Agent").

                                 INTRODUCTION


     A. The Borrower, the Borrowing Subsidiaries, the Lenders, the Co-Agents (as defined therein), and the Agent are parties to the Amended and Restated Credit Agreement dated as of March 20, 1997 and Amendment No. 1 to the Credit Agreement dated as of July 11, 1997 (as so amended, the "Credit Agreement").

     B. The Borrower, the Borrowing Subsidiaries, and the Lenders have agreed to amend the Credit Agreement to (i) revise the definition of "EBITDA", (ii) add the Euro as an available currency under the facility, and (iii) address the Year 2000 Problem (as defined below).

     THEREFORE, the Borrower, the Borrowing Subsidiaries, the Lenders, and the Agent hereby agree as follows:

     Section 1. Definitions; References. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

     Section 2.  Amendments.

     (a) Article I of the Credit Agreement is amended as follows:

          (i) the following definition is amended in its entirety to read as follows:

          "EBITDA" means, for any applicable computation period, (a) the Borrower's and Subsidiaries' Net Income (excluding non-cash, non-recurring, unusual charges) on a consolidated basis for such period plus
     (b) income and franchise taxes accrued during such period plus (c) Interest Expense accrued during such period plus (d) amortization and depreciation deducted in determining Net Income for such period.

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          (ii) the following new definition is added in alphabetical order with the existing definitions:

          "Euro" and/or "EUR" means the euro referred to in Council Regulation
     (EC) No. 1103/97 dated June 17, 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of Economic and Monetary Union.

          (iii) the definition of "Business Day" is amended to add the following passage in clause (a) after the words "carried on in the London interbank market":

     (and, if the Advances which are the subject of such borrowing, payment, or rate selection are denominated in Euros, a day upon which such clearing system as is determined by the Agent to be suitable for clearing or settlement of the Euro is open for business)

          (iv) the first sentence of the definition of "Eurocurrency Base Rate" is amended to replace the phrase "German marks, British pounds sterling, or Dollars" with the phrase "German marks, British pounds sterling, Euros, or Dollars".

          (v) the definition of "Restructuring Charges" is deleted in its entirety.

     (b) Section 2.16 of the Credit Agreement is amended to add the following clause (c) after the existing clause (b):

          (c) If, after the making of any Advance in any currency other than Dollars, currency control or exchange regulations are imposed in the country which issues such currency with the result that the type of currency in which the Advance was made (the "Original Currency") no longer exists or the Borrower is not able to make payment to the Agent for the account of the Lenders in such Original Currency, then all payments to be made by the Borrower hereunder in such currency shall instead be made when due in Dollars in an amount equal to the Dollar Equivalent (as of the date of repayment) of such payment due, it being the intention of the parties hereto that the Borrower take all risks of the imposition of any such currency control or exchange regulations.

     (c) Clause (a) of Section 3.4 of the Credit Agreement is amended to read in its entirety as follows:

          (a) deposits of a type, currency, and maturity appropriate to match fund Eurocurrency Advances are not available,

     (d) The following new Section 5.18 is added after Section 5.17 of the Credit Agreement:

          5.18 Year 2000. Except to the extent that a failure to do so could not

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     reasonably be expected to cause a Material Adverse Effect, the Borrower has (a) completed a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors, and customers) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrowers (or suppliers or vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates after December 31, 1999), (b) developed a plan and timeline for addressing on a timely basis, but in any event before September 30, 1999, the Year 2000 Problem, and (c) to date, implemented that plan substantially in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis, but in any event before September 30, 1999, to address adequately the Year 2000 Problem (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to cause a Material Adverse Effect.

     (e) Section 6.1 of the Credit Agreement is amended to add the following new paragraph (j) after paragraph (i):

          (j) Prompt written notice in the event the Borrower discovers or determines that any computer application (including those of its suppliers, vendors, and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant (as defined in Section 5.18), except to the extent that such failure could not reasonably be expected to cause a Material Adverse Effect.

     (f) Schedule 2.9 to the Credit Agreement is supplemented with the information on Schedule 2.9 to this Agreement.

     Section 3. Representations and Warranties. The Borrowers represent and warrant to the Agent and the Lenders that:

     (a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as of the date of this Agreement, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date;

     (b) (i) the execution, delivery, and performance of this Agreement have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

     (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

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     Section 4.  Effectiveness.  This Agreement shall become effective and the
Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

     (a) the Borrowers, the Agent, and the Lenders shall have delivered duly and validly executed originals of this Agreement to the Agent;

     (b) the representations and warranties in this Agreement shall be true and correct in all material respects; and

     (c) the Borrower shall pay the following fees to each Lender which executes this Agreement and delivers it to the Agent prior to 12:00 noon on July 21, 1999:

          (i)  a flat fee of $10,000 and

          (ii) .05% of such Lender's Revolving Credit Commitment.

     Section 5.  Effect on Loan Documents.

     (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed and amended heretofore. Nothing herein shall act as a waiver of any of the Agent's or Lenders' rights under the Loan Documents, as amended, including the waiver of any Default or Unmatured Default, however denominated.

     (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Unmatured Default under other Loan Documents.

     (c) The Borrower, as the Parent Guarantor, hereby reaffirms its obligations under the Parent Guaranty and agrees that its obligations under the Parent Guaranty are not affected by this Agreement and remain in full force.

     Section 6. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     Section 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

     EXECUTED as of the date first above written.

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                                    COOPER CAMERON CORPORATION


                                    By:
                                       -----------------------------------
                                         Daniel P. Keenan
                                         Vice President & Treasurer


                                    COOPER CAMERON (U.K.) LIMITED
                                    CAMERON FRANCE, S.A.
                                    CAMERON GMBH
                                    COOPER CAMERON (SINGAPORE) PTE.
                                      LTD.


                                    By:
                                       -----------------------------------
                                         Daniel P. Keenan
                                         Attorney-in-fact


                                    THE FIRST NATIONAL BANK OF
                                      CHICAGO, individually and as Agent


                                    By:
                                       -----------------------------------
                                         Thomas E. Both
                                         First Vice President

                                    ABN AMRO BANK N.V., individually and as
                                    Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

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                                    THE BANK OF NOVA SCOTIA, individually
                                      and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    THE CHASE MANHATTAN BANK,
                                      individually and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    CREDIT LYONNAIS, NEW YORK BRANCH,
                                      individually and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION,
                                      individually and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    ROYAL BANK OF CANADA, individually
                                      and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

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                                    SOCIETE GENERALE, SOUTHWEST
                                     AGENCY , individually and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    AUSTRALIA AND NEW ZEALAND
                                    BANKING GROUP LIMITED


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    COMMERZBANK AG, NEW YORK BRANCH


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    NATIONAL WESTMINSTER BANK PLC


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

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                                    BANK OF AMERICA, N.A. (successor by
                                      merger to NationsBank of Texas, N.A.),
                                      individually and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------



                                    BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION (formerly
                                      Bank of America Illinois), individually
                                      and as Co-Agent


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

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